UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 21255 Burbank Boulevard, Suite 400

Woodland Hills, California 91367

818-884-3737

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
7.25% Senior Notes due 2027	RILYG	Nasdaq Global Market
7.50% Senior Notes due 2027	RILYZ	Nasdaq Global Market
7.375% Senior Notes due 2023	RILYH	Nasdaq Global Market
6.875% Senior Notes due 2023	RILYI	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of stockholders (the “Annual Meeting”) of B. Riley Financial, Inc. (the “Company”) was held on June 18, 2020. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting.

1.	Election of Directors:

Nominee for Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
(01) Bryant R. Riley	16,797,170	375,506	5.994	3,235,161
(02) Robert D’Agostino	15,974,293	1,196,438	7.939	3,235,161
(03) Randall E. Paulson	17,125,588	26,518	26,564	3,235,161
(04) Todd D. Sims	15,974,308	1,196,982	7,380	3,235,161
(05) Thomas J. Kelleher	17,136,529	35,145	6,996	3,235,161
(06) Mikel H. Williams	14,436,344	2,734,738	7,588	3,235,161
(07) Michael J. Sheldon	17,105,719	37,524	35,427	3,235,161
(08) Robert L. Antin	14,901,524	2,269,766	7,380	3,235,161
(09) Mimi K. Walters	17,135,414	36,928	6,329	3,235,160

2.	Ratification of the selection of Marcum LLP as independent registered public accounting firm for the fiscal year ending December 31, 2020:

Votes For	Votes Against	Abstentions
20,309,904	48,931	54,996

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 24, 2020	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
		Name:	Phillip J. Ahn
		Title:	Chief Financial Officer and
Chief Operating Officer